Blanket Bond Insurance Agreement

This Agreement is made as of the 9th day of October 2025, by and among the investment companies listed in Appendix A (collectively referred to herein as the “Funds”), First Trust Advisors L.P. (the “Advisor”) and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the “Parties”).

Witnesseth:

Whereas, the Parties have agreed to acquire a joint insured policy (the “Policy”) issued by ICI Mutual Insurance Company containing broker’s blanket bond coverage (“Blanket Bond Coverage”) which shall cover all Parties;

Whereas, the total amount of the Blanket Bond Coverage under the Policy will be $37,000,000 (“Bond Amount”) based upon the determination of each Fund’s Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $34,150,000 (“Basic Bond Coverage”) as provided in Appendix B;

Whereas, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

The Parties, therefore, agree that:

1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

2. Losses.

(a) General. The Policy is a “claims made” insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a “Blanket Bond Loss.” Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

(b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days’ written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party’s rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

In Witness Whereof, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Enhanced Equity Income Fund

First Trust Senior Floating Rate Income Fund II

First Trust Mortgage Income Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Exchange-Traded Fund

First Trust Exchange-Traded Fund II

First Trust Exchange-Traded Fund III

First Trust Exchange-Traded Fund IV

First Trust Exchange-Traded Fund V

First Trust Exchange-Traded Fund VI

First Trust Exchange-Traded Fund VII

First Trust Exchange-Traded Fund VIII

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Series Fund

First Trust Variable Insurance Trust

FT Cayman Subsidiary I

FT Cayman Subsidiary II

FT Cayman Subsidiary III

FT Cayman Subsidiary IV

FT Cayman Subsidiary V

FT Cayman Subsidiary VI

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, Assistant Secretary

First Trust Advisors L.P.

First Trust Portfolios L.P.

By __/s/ Kristi A. Maher___________________________

            Kristi A. Maher, International General Counsel

Appendix A

First Trust Series Fund

First Trust Managed Municipal Fund

First Trust Preferred Securities and Income Fund

First Trust Short Duration High Income Fund

First Trust WCM Focused Global Growth Fund

First Trust/Confluence Small Cap Value Fund

First Trust Variable Insurance Trust

First Trust Capital Strength® Hedged Equity Portfolio

First Trust Capital Strength® Portfolio

First Trust Dorsey Wright Tactical Core Portfolio

First Trust Growth Strength™ Portfolio

First Trust International Developed Capital Strength® Portfolio

First Trust Multi Income Allocation Portfolio

First Trust/Dow Jones Dividend & Income Allocation Portfolio

Closed-End Funds

First Trust Enhanced Equity Income Fund

First Trust High Yield Opportunities 2027 Term Fund

First Trust Intermediate Duration Preferred & Income Fund

First Trust Mortgage Income Fund

First Trust Senior Floating Rate Income Fund II

First Trust Exchange-Traded Fund

First Trust Bloomberg Inflation Sensitive Equity ETF

First Trust Capital Strength® ETF

First Trust Dividend Strength™ ETF

First Trust Dow 30 Equal Weight ETF

First Trust Dow Jones Internet Index Fund

First Trust Dow Jones Select MicroCap Index Fund

First Trust Growth Strength™ ETF

First Trust Indxx Aerospace & Defense ETF

First Trust Lunt U.S. Factor Rotation ETF

First Trust Morningstar Dividend Leaders Index Fund

First Trust NASDAQ® ABA Community Bank Index Fund

First Trust NASDAQ® Clean Edge® Green Energy Index Fund

First Trust NASDAQ-100 Equal Weighted Index Fund

First Trust NASDAQ-100 Ex-Technology Sector Index Fund

First Trust NASDAQ-100-Technology Sector Index Fund

First Trust Natural Gas ETF

First Trust NYSE® Arca® Biotechnology Index Fund

First Trust S&P 500 Diversified Free Cash Flow ETF

First Trust S&P REIT Index Fund

First Trust US Equity Opportunities ETF

First Trust Value Line® Dividend Index Fund

First Trust Water ETF

First Trust WCM Developing World Equity ETF

First Trust WCM International Equity ETF

FT Vest Bitcoin Strategy & Target Income ETF

FT Vest Bitcoin Strategy Floor15 ETF – April

FT Vest Bitcoin Strategy Floor15 ETF – July

FT Vest Bitcoin Strategy Floor15 ETF – October

FT Vest Gold Strategy Quarterly Buffer ETF

FT Vest Gold Strategy Target Income ETF®

First Trust Exchange-Traded AlphaDEX® Fund

First Trust Consumer Discretionary AlphaDEX® Fund

First Trust Consumer Staples AlphaDEX® Fund

First Trust Energy AlphaDEX® Fund

First Trust Financials AlphaDEX® Fund

First Trust Health Care AlphaDEX® Fund

First Trust Industrials/Producer Durables AlphaDEX® Fund

First Trust Large Cap Core AlphaDEX® Fund

First Trust Large Cap Growth AlphaDEX® Fund

First Trust Large Cap Value AlphaDEX® Fund

First Trust Materials AlphaDEX® Fund

First Trust Mid Cap Core AlphaDEX® Fund

First Trust Mid Cap Growth AlphaDEX® Fund

First Trust Mid Cap Value AlphaDEX® Fund

First Trust Multi Cap Growth AlphaDEX® Fund

First Trust Multi Cap Value AlphaDEX® Fund

First Trust Small Cap Core AlphaDEX® Fund

First Trust Small Cap Growth AlphaDEX® Fund

First Trust Small Cap Value AlphaDEX® Fund

First Trust Technology AlphaDEX® Fund

First Trust Utilities AlphaDEX® Fund

First Trust Exchange-Traded Fund II

First Trust Alerian Disruptive Technology Real Estate ETF

First Trust Alerian U.S. NextGen Infrastructure ETF

First Trust Bloomberg Artificial Intelligence ETF

First Trust Bloomberg Emerging Market Democracies ETF

First Trust Bloomberg Nuclear Power ETF

First Trust Cloud Computing ETF

First Trust Dow Jones Global Select Dividend Index Fund

First Trust Dow Jones International Internet ETF

First Trust Emerging Markets Human Flourishing ETF

First Trust Global Wind Energy ETF

First Trust Indxx Global Agriculture ETF

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx Metaverse ETF

First Trust Indxx NextG ETF

First Trust International Equity Opportunities ETF

First Trust IPOX® Europe Equity Opportunities ETF

First Trust Nasdaq Cybersecurity ETF

First Trust Nasdaq Lux Digital Health Solutions ETF

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund

First Trust S-Network Future Vehicles & Technology ETF

First Trust STOXX® European Select Dividend Index Fund

First Trust Exchange-Traded AlphaDEX® Fund II

First Trust Asia Pacific ex-Japan AlphaDEX® Fund

First Trust China AlphaDEX® Fund

First Trust Developed Markets ex-US AlphaDEX® Fund

First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund

First Trust Emerging Markets AlphaDEX® Fund

First Trust Emerging Markets Small Cap AlphaDEX® Fund

First Trust Europe AlphaDEX® Fund

First Trust Eurozone AlphaDEX® ETF

First Trust Germany AlphaDEX® Fund

First Trust India NIFTY 50 Equal Weight ETF

First Trust Japan AlphaDEX® Fund

First Trust Latin America AlphaDEX® Fund

First Trust Switzerland AlphaDEX® Fund

First Trust United Kingdom AlphaDEX® Fund

First Trust Exchange-Traded Fund III

First Trust California Municipal High Income ETF

First Trust Emerging Markets Local Currency Bond ETF

First Trust Horizon Managed Volatility Developed International ETF

First Trust Horizon Managed Volatility Domestic ETF

First Trust Horizon Managed Volatility Small/Mid ETF

First Trust Institutional Preferred Securities and Income ETF

First Trust Long/Short Equity ETF

First Trust Managed Municipal ETF

First Trust Merger Arbitrage ETF

First Trust Municipal High Income ETF

First Trust New York Municipal High Income ETF

First Trust Preferred Securities and Income ETF

First Trust RiverFront Dynamic Developed International ETF

First Trust RiverFront Dynamic Emerging Markets ETF

First Trust RiverFront Dynamic Europe ETF

First Trust Short Duration Managed Municipal ETF

First Trust Ultra Short Duration Municipal ETF

First Trust Exchange-Traded Fund IV

First Trust AAA CMBS ETF

First Trust Core Investment Grade ETF

First Trust EIP Power Solutions ETF

First Trust Enhanced Short Maturity ETF

First Trust High Income Strategic Focus ETF

First Trust Intermediate Duration Investment Grade Corporate ETF

First Trust Intermediate Government Opportunities ETF

First Trust Limited Duration Investment Grade Corporate ETF

First Trust Long Duration Opportunities ETF

First Trust Low Duration Opportunities ETF

First Trust North American Energy Infrastructure Fund

First Trust Senior Loan Fund

First Trust SSI Strategic Convertible Securities ETF

First Trust Structured Credit Income Opportunities ETF

First Trust Tactical High Yield ETF

FT Energy Income Partners Strategy ETF

FT Vest 20+ Year Treasury & Target Income ETF

FT Vest DJIA® Dogs 10 Target Income ETF

FT Vest Dow Jones Internet & Target Income ETF

FT Vest Growth Strength & Target Income ETF

FT Vest High Yield & Target Income ETF

FT Vest Investment Grade & Target Income ETF

FT Vest Rising Dividend Achievers Target Income ETF

FT Vest S&P 500® Dividend Aristocrats Target Income ETF®

FT Vest SMID Rising Dividend Achievers Target Income ETF

FT Vest Technology Dividend Target Income ETF

First Trust Exchange-Traded Fund V

First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI

Emerging Markets Equity Select ETF

First Trust Balanced Income ETF

First Trust Bloomberg R&D Leaders ETF

First Trust Bloomberg Shareholder Yield ETF

First Trust BuyWrite Income ETF

First Trust Dorsey Wright DALI Equity ETF

First Trust Dorsey Wright Dynamic Focus 5 ETF

First Trust Dorsey Wright Focus 5 ETF

First Trust Dorsey Wright International Focus 5 ETF

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Dorsey Wright Momentum & Value ETF

First Trust Indxx Innovative Transaction & Process ETF

First Trust Indxx Medical Devices ETF

First Trust International Developed Capital Strength® ETF

First Trust Nasdaq Artificial Intelligence and Robotics ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq BuyWrite Income ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Semiconductor ETF

First Trust NASDAQ Technology Dividend Index Fund

First Trust Nasdaq Transportation ETF

First Trust New Constructs Core Earnings Leaders ETF

First Trust RBA American Industrial Renaissance® ETF

First Trust RBA Deglobalization ETF

First Trust Rising Dividend Achievers ETF

First Trust S&P 500 Diversified Dividend Aristocrats ETF

First Trust S&P 500 Economic Moat ETF

First Trust S&P International Dividend Aristocrats ETF

First Trust Small Cap BuyWrite Income ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust SMID Capital Strength ETF

First Trust SMID Growth Strength ETF

First Trust S-Network E-Commerce ETF

First Trust S-Network Streaming & Gaming ETF

Multi-Asset Diversified Income Index Fund

First Trust Exchange-Traded Fund VII

First Trust Alternative Absolute Return Strategy ETF

First Trust Global Tactical Commodity Strategy Fund

First Trust Exchange-Traded Fund VIII

First Trust Active Factor Large Cap ETF

First Trust Active Factor Mid Cap ETF

First Trust Active Factor Small Cap ETF

First Trust Active Global Quality Income ETF

First Trust Expanded Technology ETF

First Trust Flexible Municipal High Income ETF

First Trust Income Opportunities ETF

First Trust Innovation Leaders ETF

First Trust Low Duration Strategic Focus ETF

First Trust Multi-Manager Large Growth ETF

First Trust Multi-Manager Small Cap Opportunities ETF

First Trust Multi-Strategy Alternative ETF

First Trust Securitized Plus ETF

First Trust SkyBridge Crypto Industry and Digital Economy ETF

First Trust Smith Opportunistic Fixed Income ETF

First Trust Smith Unconstrained Bond ETF

FT Confluence BDC & Specialty Finance Income ETF

FT Energy Income Partners Enhanced Income ETF

FT Raymond James Multicap Growth Equity ETF

FT Vest Buffered Allocation Defensive ETF

FT Vest Buffered Allocation Growth ETF

FT Vest Emerging Markets Buffer ETF – December

FT Vest Emerging Markets Buffer ETF – June

FT Vest Emerging Markets Buffer ETF – March

FT Vest Emerging Markets Buffer ETF – September

FT Vest International Equity Moderate Buffer ETF – December

FT Vest International Equity Moderate Buffer ETF – June

FT Vest International Equity Moderate Buffer ETF – March

FT Vest International Equity Moderate Buffer ETF – September

FT Vest Laddered Buffer ETF

FT Vest Laddered Deep Buffer ETF

FT Vest Laddered Enhance & Moderate Buffer ETF

FT Vest Laddered International Moderate Buffer ETF

FT Vest Laddered Max Buffer ETF

FT Vest Laddered Moderate Buffer ETF

FT Vest Laddered Nasdaq Buffer ETF

FT Vest Laddered Small Cap Moderate Buffer ETF

FT Vest Nasdaq-100® Buffer ETF – December

FT Vest Nasdaq-100® Buffer ETF – June

FT Vest Nasdaq-100® Buffer ETF – March

FT Vest Nasdaq-100® Buffer ETF – September

FT Vest Nasdaq-100® Conservative Buffer ETF – April

FT Vest Nasdaq-100® Conservative Buffer ETF – January

FT Vest Nasdaq-100® Conservative Buffer ETF – July

FT Vest Nasdaq-100® Conservative Buffer ETF – October

FT Vest Nasdaq-100® Moderate Buffer ETF – August

FT Vest Nasdaq-100® Moderate Buffer ETF – February

FT Vest Nasdaq-100® Moderate Buffer ETF – May

FT Vest Nasdaq-100® Moderate Buffer ETF – November

FT Vest U.S. Equity Buffer & Premium Income ETF – December

FT Vest U.S. Equity Buffer & Premium Income ETF – June

FT Vest U.S. Equity Buffer & Premium Income ETF – March

FT Vest U.S. Equity Buffer & Premium Income ETF – September

FT Vest U.S. Equity Buffer ETF – April

FT Vest U.S. Equity Buffer ETF – August

FT Vest U.S. Equity Buffer ETF – December

FT Vest U.S. Equity Buffer ETF – February

FT Vest U.S. Equity Buffer ETF – January

FT Vest U.S. Equity Buffer ETF – July

FT Vest U.S. Equity Buffer ETF – June

FT Vest U.S. Equity Buffer ETF – March

FT Vest U.S. Equity Buffer ETF – May

FT Vest U.S. Equity Buffer ETF – November

FT Vest U.S. Equity Buffer ETF – October

FT Vest U.S. Equity Buffer ETF – September

FT Vest U.S. Equity Deep Buffer ETF – April

FT Vest U.S. Equity Deep Buffer ETF – August

FT Vest U.S. Equity Deep Buffer ETF – December

FT Vest U.S. Equity Deep Buffer ETF – February

FT Vest U.S. Equity Deep Buffer ETF – January

FT Vest U.S. Equity Deep Buffer ETF – July

FT Vest U.S. Equity Deep Buffer ETF – June

FT Vest U.S. Equity Deep Buffer ETF – March

FT Vest U.S. Equity Deep Buffer ETF – May

FT Vest U.S. Equity Deep Buffer ETF – November

FT Vest U.S. Equity Deep Buffer ETF – October

FT Vest U.S. Equity Deep Buffer ETF – September

FT Vest U.S. Equity Dual Directional Buffer ETF - August

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September

FT Vest U.S. Equity Equal Weight Buffer ETF – December

FT Vest U.S. Equity Equal Weight Buffer ETF – June

FT Vest U.S. Equity Equal Weight Buffer ETF – March

FT Vest U.S. Equity Equal Weight Buffer ETF – September

FT Vest U.S. Equity Max Buffer ETF – April

FT Vest U.S. Equity Max Buffer ETF – August

FT Vest U.S. Equity Max Buffer ETF – December

FT Vest U.S. Equity Max Buffer ETF – February

FT Vest U.S. Equity Max Buffer ETF – January

FT Vest U.S. Equity Max Buffer ETF – July

FT Vest U.S. Equity Max Buffer ETF – June

FT Vest U.S. Equity Max Buffer ETF – March

FT Vest U.S. Equity Max Buffer ETF – May

FT Vest U.S. Equity Max Buffer ETF – November

FT Vest U.S. Equity Max Buffer ETF – October

FT Vest U.S. Equity Max Buffer ETF – September

FT Vest U.S. Equity Moderate Buffer ETF – April

FT Vest U.S. Equity Moderate Buffer ETF – August

FT Vest U.S. Equity Moderate Buffer ETF – December

FT Vest U.S. Equity Moderate Buffer ETF – February

FT Vest U.S. Equity Moderate Buffer ETF – January

FT Vest U.S. Equity Moderate Buffer ETF – July

FT Vest U.S. Equity Moderate Buffer ETF – June

FT Vest U.S. Equity Moderate Buffer ETF – March

FT Vest U.S. Equity Moderate Buffer ETF – May

FT Vest U.S. Equity Moderate Buffer ETF – November

FT Vest U.S. Equity Moderate Buffer ETF – October

FT Vest U.S. Equity Moderate Buffer ETF – September

FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF

FT Vest U.S. Equity Quarterly Dynamic Buffer ETF

FT Vest U.S. Equity Quarterly Max Buffer ETF

FT Vest U.S. Equity Uncapped Accelerator ETF – April

FT Vest U.S. Equity Uncapped Accelerator ETF – January

FT Vest U.S. Equity Uncapped Accelerator ETF – July

FT Vest U.S. Equity Uncapped Accelerator ETF – October

FT Vest U.S. Small Cap Moderate Buffer ETF – August

FT Vest U.S. Small Cap Moderate Buffer ETF – February

FT Vest U.S. Small Cap Moderate Buffer ETF – May

FT Vest U.S. Small Cap Moderate Buffer ETF – November

Appendix B

First Trust Series Fund
First Trust Preferred Securities and Income Fund	N/A
First Trust/Confluence Small Cap Value Fund	N/A
First Trust Short Duration High Income Fund	N/A
First Trust Managed Municipal Fund	N/A
First Trust WCM Focused Global Growth Fund	N/A
Sub-Total	$1,250,000

First Trust Variable Insurance Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio	N/A
First Trust Dorsey Wright Tactical Core Portfolio	N/A
First Trust Capital Strength® Portfolio	N/A
First Trust International Developed Capital Strength® Portfolio	N/A
First Trust Multi Income Allocation Portfolio	N/A
First Trust Growth Strength™ Portfolio	N/A
First Trust Capital Strength® Hedged Equity Portfolio	N/A
Sub-Total	$1,250,000

First Trust Closed-End Funds
First Trust Senior Floating Rate Income Fund II	$750,000
First Trust Enhanced Equity Income Fund	$750,000
First Trust Mortgage Income Fund	$400,000
First Trust Intermediate Duration Preferred & Income Fund	$1,500,000
First Trust High Yield Opportunities 2027 Term Fund	$900,000
Sub-Total	$4,300,000

First Trust Exchange-Traded Fund
First Trust Dow Jones Select MicroCap Index Fund	N/A
First Trust Morningstar Dividend Leaders Index Fund	N/A
First Trust US Equity Opportunities ETF	N/A
First Trust NASDAQ-100 Equal Weighted Index Fund	N/A
First Trust NASDAQ-100-Technology Sector Index Fund	N/A
First Trust NYSE® Arca® Biotechnology Index Fund	N/A
First Trust Dow Jones Internet Index Fund	N/A
First Trust Capital Strength® ETF	N/A
First Trust Dividend Strength™ ETF	N/A
First Trust Value Line® Dividend Index Fund	N/A
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	N/A
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	N/A
First Trust S&P REIT Index Fund	N/A

First Trust Natural Gas ETF	N/A
First Trust Water ETF	N/A
First Trust NASDAQ® ABA Community Bank Index Fund	N/A
First Trust Dow 30 Equal Weight ETF	N/A
First Trust Lunt U.S. Factor Rotation ETF	N/A
FT Vest Gold Strategy Quarterly Buffer ETF	N/A
FT Vest Gold Strategy Target Income ETF®	N/A
First Trust Growth Strength™ ETF	N/A
First Trust Indxx Aerospace & Defense ETF	N/A
First Trust Bloomberg Inflation Sensitive Equity ETF	N/A
First Trust S&P 500 Diversified Free Cash Flow ETF	N/A
First Trust WCM International Equity ETF	N/A
First Trust WCM Developing World Equity ETF	N/A
FT Vest Bitcoin Strategy & Target Income ETF	N/A
FT Vest Bitcoin Strategy Floor 15 ETF – April	N/A
FT Vest Bitcoin Strategy Floor15 ETF – July	N/A
FT Vest Bitcoin Strategy Floor15 ETF – October	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund
First Trust Large Cap Core AlphaDEX® Fund	N/A
First Trust Mid Cap Core AlphaDEX® Fund	N/A
First Trust Small Cap Core AlphaDEX® Fund	N/A
First Trust Large Cap Value AlphaDEX® Fund	N/A
First Trust Large Cap Growth AlphaDEX® Fund	N/A
First Trust Multi Cap Value AlphaDEX® Fund	N/A
First Trust Multi Cap Growth AlphaDEX® Fund	N/A
First Trust Consumer Discretionary AlphaDEX® Fund	N/A
First Trust Consumer Staples AlphaDEX® Fund	N/A
First Trust Energy AlphaDEX® Fund	N/A
First Trust Financials AlphaDEX® Fund	N/A
First Trust Health Care AlphaDEX® Fund	N/A
First Trust Industrials/Producer Durables AlphaDEX® Fund	N/A
First Trust Materials AlphaDEX® Fund	N/A
First Trust Technology AlphaDEX® Fund	N/A
First Trust Utilities AlphaDEX® Fund	N/A
First Trust Mid Cap Growth AlphaDEX® Fund	N/A
First Trust Mid Cap Value AlphaDEX® Fund	N/A
First Trust Small Cap Growth AlphaDEX® Fund	N/A
First Trust Small Cap Value AlphaDEX® Fund	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund II
First Trust STOXX® European Select Dividend Index Fund	N/A
First Trust Alerian Disruptive Technology Real Estate ETF	N/A
First Trust Dow Jones Global Select Dividend Index Fund	N/A
First Trust Global Wind Energy ETF	N/A
First Trust Alerian U.S. NextGen Infrastructure ETF	N/A
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	N/A
First Trust Indxx Global Natural Resources Income ETF	N/A
First Trust Indxx Global Agriculture ETF	N/A
First Trust Indxx NextG ETF	N/A
First Trust S-Network Future Vehicles & Technology ETF	N/A
First Trust Cloud Computing ETF	N/A
First Trust International Equity Opportunities ETF	N/A
First Trust Nasdaq Cybersecurity ETF	N/A
First Trust IPOX® Europe Equity Opportunities ETF	N/A
First Trust Dow Jones International Internet ETF	N/A
First Trust Nasdaq Lux Digital Health Solutions ETF	N/A
First Trust Indxx Metaverse ETF	N/A
First Trust Emerging Markets Human Flourishing ETF	N/A
First Trust Bloomberg Emerging Market Democracies ETF	N/A
First Trust Bloomberg Artificial Intelligence ETF	N/A
First Trust Bloomberg Nuclear Power ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded AlphaDEX® Fund II
First Trust Developed Markets ex-US AlphaDEX® Fund	N/A
First Trust Emerging Markets AlphaDEX® Fund	N/A
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	N/A
First Trust Europe AlphaDEX® Fund	N/A
First Trust Latin America AlphaDEX® Fund	N/A
First Trust China AlphaDEX® Fund	N/A
First Trust Japan AlphaDEX® Fund	N/A
First Trust Germany AlphaDEX® Fund	N/A
First Trust United Kingdom AlphaDEX® Fund	N/A
First Trust India NIFTY 50 Equal Weight ETF	N/A
First Trust Switzerland AlphaDEX® Fund	N/A
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	N/A
First Trust Emerging Markets Small Cap AlphaDEX® Fund	N/A
First Trust Eurozone AlphaDEX® ETF	N/A
Sub-Total	$1,900,000

First Trust Exchange-Traded Fund III
First Trust Preferred Securities and Income ETF	N/A
First Trust Managed Municipal ETF	N/A
First Trust Long/Short Equity ETF	N/A
First Trust Emerging Markets Local Currency Bond ETF	N/A
First Trust RiverFront Dynamic Developed International ETF	N/A
First Trust RiverFront Dynamic Europe ETF	N/A
First Trust RiverFront Dynamic Emerging Markets ETF	N/A
First Trust Horizon Managed Volatility Domestic ETF	N/A
First Trust Horizon Managed Volatility Developed International ETF	N/A
First Trust California Municipal High Income ETF	N/A
First Trust Institutional Preferred Securities and Income ETF	N/A
First Trust Municipal High Income ETF	N/A
First Trust Short Duration Managed Municipal ETF	N/A
First Trust Ultra Short Duration Municipal ETF	N/A
First Trust Merger Arbitrage ETF	N/A
First Trust Horizon Managed Volatility Small/Mid ETF	N/A
First Trust New York Municipal High Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund IV
First Trust North American Energy Infrastructure Fund	N/A
First Trust Tactical High Yield ETF	N/A
First Trust Senior Loan Fund	N/A
First Trust Enhanced Short Maturity ETF	N/A
First Trust Low Duration Opportunities ETF	N/A
First Trust Long Duration Opportunities ETF	N/A
First Trust SSI Strategic Convertible Securities ETF	N/A
First Trust EIP Power Solutions ETF	N/A
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	N/A
First Trust Limited Duration Investment Grade Corporate ETF	N/A
First Trust High Income Strategic Focus ETF	N/A
FT Vest Rising Dividend Achievers Target Income ETF	N/A
FT Energy Income Partners Strategy ETF	N/A
FT Vest DJIA® Dogs 10 Target Income ETF	N/A
FT Vest SMID Rising Dividend Achievers Target Income ETF	N/A
FT Vest Technology Dividend Target Income ETF	N/A
First Trust Intermediate Duration Investment Grade Corporate ETF	N/A
First Trust Intermediate Government Opportunities ETF	N/A
First Trust Core Investment Grade ETF	N/A
First Trust Structured Credit Income Opportunities ETF	N/A

First Trust AAA CMBS ETF	N/A
FT Vest Dow Jones Internet & Target Income ETF	N/A
FT Vest Investment Grade & Target Income ETF	N/A
FT Vest High Yield & Target Income ETF	N/A
FT Vest 20+ Year Treasury & Target Income ETF	N/A
FT Vest Growth Strength & Target Income ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	N/A
Sub-Total	$600,000

First Trust Exchange-Traded Fund VI
First Trust NASDAQ Technology Dividend Index Fund	N/A
Multi-Asset Diversified Income Index Fund	N/A
First Trust S&P International Dividend Aristocrats ETF	N/A
First Trust BuyWrite Income ETF	N/A
First Trust Nasdaq BuyWrite Income ETF	N/A
First Trust Rising Dividend Achievers ETF	N/A
First Trust Dorsey Wright Focus 5 ETF	N/A
First Trust RBA American Industrial Renaissance® ETF	N/A
First Trust Dorsey Wright Momentum & Dividend ETF	N/A
First Trust Dorsey Wright International Focus 5 ETF	N/A
First Trust Dorsey Wright Dynamic Focus 5 ETF	N/A
First Trust SMID Cap Rising Dividend Achievers ETF	N/A
First Trust Indxx Innovative Transaction & Process ETF	N/A
First Trust Nasdaq Artificial Intelligence and Robotics ETF	N/A
First Trust Dorsey Wright Momentum & Low Volatility ETF	N/A
First Trust Dorsey Wright Momentum & Value ETF	N/A
First Trust Nasdaq Bank ETF	N/A
First Trust Nasdaq Food & Beverage ETF	N/A
First Trust Nasdaq Oil & Gas ETF	N/A
First Trust Nasdaq Pharmaceuticals ETF	N/A
First Trust S-Network E-Commerce ETF	N/A
First Trust Nasdaq Semiconductor ETF	N/A
First Trust Nasdaq Transportation ETF	N/A
Emerging Markets Equity Select ETF	N/A
First Trust Bloomberg Shareholder Yield ETF	N/A
First Trust SMID Capital Strength ETF	N/A
First Trust SMID Growth Strength ETF	N/A
First Trust S&P 500 Diversified Dividend Aristocrats ETF	N/A

First Trust Dorsey Wright DALI Equity ETF	N/A
First Trust International Developed Capital Strength® ETF	N/A
First Trust Indxx Medical Devices ETF	N/A
First Trust S-Network Streaming & Gaming ETF	N/A
First Trust Bloomberg R&D Leaders ETF	N/A
First Trust S&P 500 Economic Moat ETF	N/A
First Trust New Constructs Core Earnings Leaders ETF	N/A
First Trust Small Cap BuyWrite Income ETF	N/A
First Trust Balanced Income ETF	N/A
First Trust RBA Deglobalization ETF	N/A
Sub-Total	$2,500,000

First Trust Exchange-Traded Fund VII
First Trust Global Tactical Commodity Strategy Fund	N/A
First Trust Alternative Absolute Return Strategy ETF	N/A
Sub-Total	$1,900,000

First Trust Exchange-Traded Fund VIII
First Trust Income Opportunities ETF	N/A
First Trust Flexible Municipal High Income ETF	N/A
First Trust Smith Opportunistic Fixed Income ETF	N/A
First Trust Smith Unconstrained Bond ETF	N/A
First Trust Low Duration Strategic Focus ETF	N/A
FT Vest U.S. Equity Buffer ETF – August	N/A
FT Vest U.S. Equity Deep Buffer ETF – August	N/A
FT Vest U.S. Equity Buffer ETF – November	N/A
FT Vest U.S. Equity Deep Buffer ETF – November	N/A
FT Vest U.S. Equity Buffer ETF – February	N/A
FT Vest U.S. Equity Deep Buffer ETF – February	N/A
First Trust Active Factor Large Cap ETF	N/A
First Trust Active Factor Mid Cap ETF	N/A
First Trust Active Factor Small Cap ETF	N/A
First Trust Securitized Plus ETF	N/A
FT Vest U.S. Equity Buffer ETF – May	N/A
FT Vest U.S. Equity Deep Buffer ETF – May	N/A
FT Vest U.S. Equity Buffer ETF – June	N/A
FT Vest U.S. Equity Deep Buffer ETF – June	N/A
FT Vest U.S. Equity Buffer ETF – July	N/A
FT Vest U.S. Equity Deep Buffer ETF – July	N/A
First Trust Multi-Manager Large Growth ETF	N/A
FT Vest Laddered Buffer ETF	N/A

FT Vest U.S. Equity Buffer ETF – September	N/A
FT Vest U.S. Equity Deep Buffer ETF – September	N/A
FT Vest U.S. Equity Buffer ETF – October	N/A
FT Vest U.S. Equity Deep Buffer ETF – October	N/A
FT Vest U.S. Equity Buffer ETF – December	N/A
FT Vest U.S. Equity Deep Buffer ETF – December	N/A
FT Vest Nasdaq-100® Buffer ETF – December	N/A
FT Vest International Equity Moderate Buffer ETF – December	N/A
FT Vest Laddered Deep Buffer ETF	N/A
FT Vest U.S. Equity Deep Buffer ETF – January	N/A
FT Vest U.S. Equity Buffer ETF – January	N/A
FT Vest U.S. Equity Buffer ETF – March	N/A
FT Vest U.S. Equity Deep Buffer ETF – March	N/A
FT Vest Nasdaq-100® Buffer ETF – March	N/A
FT Vest International Equity Moderate Buffer ETF – March	N/A
FT Vest U.S. Equity Buffer ETF – April	N/A
FT Vest U.S. Equity Deep Buffer ETF – April	N/A
First Trust Innovation Leaders ETF	N/A
First Trust Expanded Technology ETF	N/A
FT Vest International Equity Moderate Buffer ETF – June	N/A
FT Vest Nasdaq-100® Buffer ETF – June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June	N/A
First Trust SkyBridge Crypto Industry and Digital Economy ETF	N/A
FT Vest Nasdaq-100® Buffer ETF – September	N/A
FT Vest International Equity Moderate Buffer ETF – September	N/A
First Trust Multi-Manager Small Cap Opportunities ETF	N/A
FT Vest Buffered Allocation Defensive ETF	N/A
FT Vest Buffered Allocation Growth ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December	N/A
FT Vest Laddered Nasdaq Buffer ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September	N/A
FT Vest U.S. Equity Moderate Buffer ETF – January	N/A
First Trust Multi-Strategy Alternative ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF – February	N/A
FT Vest U.S. Equity Moderate Buffer ETF – March	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March	N/A
FT Vest U.S. Equity Moderate Buffer ETF – April	N/A
FT Vest U.S. Equity Moderate Buffer ETF – May	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF – May	N/A
FT Vest U.S. Equity Moderate Buffer ETF – June	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July	N/A
FT Vest U.S. Equity Moderate Buffer ETF – July	N/A

FT Vest U.S. Equity Moderate Buffer ETF – August	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF – August	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF – September	N/A
FT Vest U.S. Equity Moderate Buffer ETF – September	N/A
FT Vest Laddered Moderate Buffer ETF	N/A
FT Vest U.S. Equity Moderate Buffer ETF – October	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October	N/A
First Trust Active Global Quality Income ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November	N/A
FT Vest U.S. Equity Moderate Buffer ETF – November	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF – November	N/A
FT Vest U.S. Equity Moderate Buffer ETF – December	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF – December	N/A
FT Raymond James Multicap Growth Equity ETF	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February	N/A
FT Vest U.S. Small Cap Moderate Buffer ETF – February	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF – March	N/A
FT Vest U.S. Equity Max Buffer ETF – March	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF – April	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF – May	N/A
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May	N/A
FT Vest Laddered Small Cap Moderate Buffer ETF	N/A
FT Energy Income Partners Enhanced Income ETF	N/A
FT Vest U.S. Equity Max Buffer ETF – June	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF – June	N/A
FT Vest U.S. Equity Buffer & Premium Income ETF – June	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF – July	N/A
FT Vest U.S. Equity Max Buffer ETF – July	N/A
FT Vest U.S. Equity Max Buffer ETF – August	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF – August	N/A
FT Vest Emerging Markets Buffer ETF – September	N/A
FT Vest U.S. Equity Max Buffer ETF – September	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF – September	N/A
FT Vest Laddered International Moderate Buffer ETF	N/A
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF – October	N/A
FT Vest U.S. Equity Max Buffer ETF – October	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF – October	N/A
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	N/A

FT Vest Nasdaq-100® Moderate Buffer ETF – November	N/A
FT Vest U.S. Equity Max Buffer ETF – November	N/A
FT Vest U.S. Equity Max Buffer ETF – December	N/A
FT Vest U.S. Equity Quarterly Max Buffer ETF	N/A
FT Vest Emerging Markets Buffer ETF – December	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF – December	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF – January	N/A
FT Vest Nasdaq-100® Conservative Buffer ETF – January	N/A
FT Vest U.S. Equity Max Buffer ETF – January	N/A
FT Vest Nasdaq-100® Moderate Buffer ETF – February	N/A
FT Vest U.S. Equity Max Buffer ETF – February	N/A
FT Vest U.S. Equity Equal Weight Buffer ETF – March	N/A
FT Vest Emerging Markets Buffer ETF – March	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF – April	N/A
FT Vest U.S. Equity Max Buffer ETF – April	N/A
FT Vest U.S. Equity Max Buffer ETF – May	N/A
FT Vest Laddered Enhance & Moderate Buffer ETF	N/A
FT Vest Laddered Max Buffer ETF	N/A
FT Vest Emerging Markets Buffer ETF – June	N/A
FT Confluence BDC & Specialty Finance Income ETF	N/A
FT Vest U.S. Equity Uncapped Accelerator ETF – July	N/A
FT Vest U.S. Equity Dual Directional Buffer ETF – August	N/A
Sub-Total	$2,500,000

GRAND TOTAL	$28,700,000

Appendix C

First Trust Closed-End Funds
First Trust Intermediate Duration Preferred & Income Fund	$488
First Trust Senior Floating Rate Income Fund II	$109
First Trust Mortgage Income Fund	$22
First Trust Enhanced Equity Income Fund	$184
First Trust High Yield Opportunities 2027 Term Fund	$224
Total	$1,027
First Trust Exchange-Traded AlphaDEX® Fund
First Trust Multi Cap Growth AlphaDEX® Fund	$142
First Trust Large Cap Core AlphaDEX® Fund	$553
First Trust Mid Cap Value AlphaDEX® Fund	$80
First Trust Mid Cap Core AlphaDEX® Fund	$472
First Trust Mid Cap Growth AlphaDEX® Fund	$178
First Trust Large Cap Value AlphaDEX® Fund	$464
First Trust Large Cap Growth AlphaDEX® Fund	$510
First Trust Consumer Discretionary AlphaDEX® Fund	$135
First Trust Consumer Staples AlphaDEX® Fund	$111
First Trust Health Care AlphaDEX® Fund	$364
First Trust Technology AlphaDEX® Fund	$582
First Trust Energy AlphaDEX® Fund	$114
First Trust Financials AlphaDEX® Fund	$908
First Trust Industrials/Producer Durables AlphaDEX® Fund	$738
First Trust Utilities AlphaDEX® Fund	$694
First Trust Materials AlphaDEX® Fund	$87
First Trust Small Cap Growth AlphaDEX® Fund	$234
First Trust Small Cap Value AlphaDEX® Fund	$54
First Trust Small Cap Core AlphaDEX® Fund	$359
First Trust Multi Cap Value AlphaDEX® Fund	$49
Total	$6,828
First Trust Exchange-Traded AlphaDEX® Fund
First Trust China AlphaDEX® Fund	$25
First Trust Eurozone AlphaDEX® ETF	$34
First Trust Germany AlphaDEX® Fund	$29
First Trust Japan AlphaDEX® Fund	$80
First Trust United Kingdom AlphaDEX® Fund	$29
First Trust Latin America AlphaDEX® Fund	$7
First Trust Switzerland AlphaDEX® Fund	$32
First Trust India NIFTY 50 Equal Weight ETF	$76

First Trust Europe AlphaDEX® Fund	$138
First Trust Emerging Markets AlphaDEX® Fund	$187
First Trust Emerging Markets Small Cap AlphaDEX® Fund	$111
First Trust Asia Pacific ex-Japan AlphaDEX® Fund	$9
First Trust Developed Markets ex-US AlphaDEX® Fund	$264
First Trust Developed Markets ex-US Small Cap AlphaDEX® Fund	$3
Total	$1,024
First Trust Exchange-Traded Fund
First Trust S&P 500 Diversified Free Cash Flow ETF	$1
First Trust Bloomberg Inflation Sensitive Equity ETF	$0
First Trust Dow 30 Equal Weight ETF	$90
First Trust NYSE® Arca® Biotechnology Index Fund	$436
First Trust Natural Gas ETF	$138
First Trust Lunt U.S. Factor Rotation ETF	$24
First Trust Morningstar Dividend Leaders Index Fund	$2,304
First Trust Dow Jones Select MicroCap Index Fund	$83
First Trust Dow Jones Internet Index Fund	$3,203
First Trust US Equity Opportunities ETF	$467
First Trust S&P REIT Index Fund	$61
First Trust Capital Strength® ETF	$3,394
First Trust Dividend Strength™ ETF	$10
First Trust Growth Strength™ ETF	$515
First Trust Value Line® Dividend Index Fund	$3,636
First Trust NASDAQ® ABA Community Bank Index Fund	$43
First Trust NASDAQ® Clean Edge® Green Energy Index Fund	$195
First Trust NASDAQ-100 Equal Weighted Index Fund	$772
First Trust NASDAQ-100 Ex-Technology Sector Index Fund	$443
First Trust NASDAQ-100-Technology Sector Index Fund	$1,159
First Trust Indxx Aerospace & Defense ETF	$81
First Trust Water ETF	$773
First Trust WCM Developing World Equity ETF	$5
First Trust WCM International Equity ETF	$233
FT Vest Gold Strategy Target Income ETF®	$135
FT Vest Bitcoin Strategy Floor15 ETF – April	$1
FT Vest Bitcoin Strategy & Target Income ETF	$6
FT Vest Bitcoin Strategy Floor15 ETF - July	$1
FT Vest Gold Strategy Quarterly Buffer ETF	$27
Total	$18,236

First Trust Exchange-Traded Fund II
First Trust Nasdaq Cybersecurity ETF	$4,463
First Trust Nasdaq Lux Digital Health Solutions ETF	$1
First Trust STOXX® European Select Dividend Index Fund	$272
First Trust Dow Jones Global Select Dividend Index Fund	$358
First Trust Alerian U.S. NextGen Infrastructure ETF	$6
First Trust Cloud Computing ETF	$1,300
First Trust Alerian Disruptive Technology Real Estate ETF	$6
First Trust Global Wind Energy ETF	$74
First Trust Indxx NextG ETF	$164
First Trust S-Network Future Vehicles & Technology ETF	$13
First Trust Bloomberg Emerging Market Democracies ETF	$4
First Trust Indxx Metaverse ETF	$1
First Trust Emerging Markets Human Flourishing ETF	$21
First Trust IPOX® Europe Equity Opportunities ETF	$2
First Trust Bloomberg Nuclear Power ETF	$2
First Trust Indxx Global Natural Resources Income ETF	$42
First Trust Indxx Global Agriculture ETF	$3
First Trust Bloomberg Artificial Intelligence ETF	$10
First Trust International Equity Opportunities ETF	$64
First Trust Dow Jones International Internet ETF	$20
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$1,551
Total	$8,377
First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF	$76
First Trust Managed Municipal ETF	$765
First Trust Municipal High Income ETF	$320
First Trust New York Municipal High Income ETF	$9
First Trust Preferred Securities and Income ETF	$2,505
First Trust Institutional Preferred Securities and Income ETF	$700
First Trust Short Duration Managed Municipal ETF	$196
First Trust Long/Short Equity ETF	$809
First Trust Ultra Short Duration Municipal ETF	$90
First Trust Horizon Managed Volatility Developed International ETF	$9
First Trust Horizon Managed Volatility Small/Mid ETF	$11
First Trust Horizon Managed Volatility Domestic ETF	$38
First Trust RiverFront Dynamic Europe ETF	$3
First Trust Merger Arbitrage ETF	$13
First Trust RiverFront Dynamic Emerging Markets ETF	$18
First Trust Emerging Markets Local Currency Bond ETF	$104

First Trust RiverFront Dynamic Developed International ETF	$53
Total	$5,719
First Trust Exchange-Traded Fund IV
First Trust SSI Strategic Convertible Securities ETF	$38
First Trust Intermediate Duration Investment Grade Corporate ETF	$227
First Trust Limited Duration Investment Grade Corporate ETF	$545
First Trust Senior Loan Fund	$972
First Trust Enhanced Short Maturity ETF	$2,499
First Trust High Income Strategic Focus ETF	$21
First Trust Tactical High Yield ETF	$684
First Trust Low Duration Opportunities ETF	$2,170
FT Energy Income Partners Strategy ETF	$157
First Trust Structured Credit Income Opportunities ETF	$22
First Trust Intermediate Government Opportunities ETF	$32
FT Vest 20+ Year Treasury & Target Income ETF	$4
FT Vest High Yield & Target Income ETF	$13
FT Vest Investment Grade & Target Income ETF	$51
FT Vest DJIA® Dogs 10 Target Income ETF	$16
FT Vest Dow Jones Internet & Target Income ETF	$4
FT Vest Rising Dividend Achievers Target Income ETF	$956
FT Vest SMID Rising Dividend Achievers Target Income ETF	$256
FT Vest Technology Dividend Target Income ETF	$63
FT Vest S&P 500® Dividend Aristocrats Target Income ETF®	$1,480
First Trust Long Duration Opportunities ETF	$266
FT Vest Growth Strength & Target Income ETF	$1
First Trust North American Energy Infrastructure Fund	$1,358
First Trust Core Investment Grade ETF	$586
First Trust AAA CMBS ETF	$10
First Trust EIP Power Solutions ETF	$8
Total	$12,439
First Trust Exchange-Traded Fund V
First Trust Managed Futures Strategy Fund	$74
Total	$74

First Trust Exchange-Traded Fund VI
First Trust RBA American Industrial Renaissance® ETF	$2,232
First Trust Dorsey Wright Momentum & Dividend ETF	$27
First Trust Dorsey Wright Momentum & Value ETF	$14
First Trust Dorsey Wright Momentum & Low Volatility ETF	$36
First Trust SMID Growth Strength ETF	$12
First Trust SMID Capital Strength ETF	$20
First Trust BuyWrite Income ETF	$653
First Trust Nasdaq BuyWrite Income ETF	$287
First Trust Dorsey Wright Focus 5 ETF	$1,499
First Trust Dorsey Wright Dynamic Focus 5 ETF	$45
First Trust Dorsey Wright International Focus 5 ETF	$70
First Trust S&P 500 Diversified Dividend Aristocrats ETF	$22
Multi-Asset Diversified Income Index Fund	$174
First Trust NASDAQ Technology Dividend Index Fund	$1,504
First Trust New Constructs Core Earnings Leaders ETF	$21
First Trust Bloomberg R&D Leaders ETF	$1
First Trust Bloomberg Shareholder Yield ETF	$7
First Trust Small Cap BuyWrite Income ETF	$0
First Trust Rising Dividend Achievers ETF	$6,961
First Trust SMID Cap Rising Dividend Achievers ETF	$3,608
First Trust Dorsey Wright DALI Equity ETF	$48
Emerging Markets Equity Select ETF	$7
First Trust S&P International Dividend Aristocrats ETF	$49
First Trust S-Network E-Commerce ETF	$3
First Trust Indxx Innovative Transaction & Process ETF	$46
First Trust Nasdaq Artificial Intelligence and Robotics ETF	$245
First Trust International Developed Capital Strength® ETF	$86
First Trust Indxx Medical Devices ETF	$1
First Trust S-Network Streaming & Gaming ETF	$3
First Trust Balanced Income ETF	$3
First Trust S&P 500 Economic Moat ETF	$2
First Trust RBA Deglobalization ETF	$0
First Trust Nasdaq Bank ETF	$101
First Trust Nasdaq Food & Beverage ETF	$7
First Trust Nasdaq Oil & Gas ETF	$48
First Trust Nasdaq Pharmaceuticals ETF	$6
First Trust Nasdaq Semiconductor ETF	$128
First Trust Nasdaq Transportation ETF	$14
Total	$17,990

First Trust Exchange-Traded Fund VII
First Trust Alternative Absolute Return Strategy ETF	$45
First Trust Global Tactical Commodity Strategy Fund	$910
Total	$955
First Trust Exchange-Traded Fund VIII
FT Vest Laddered Moderate Buffer ETF	$258
FT Vest Laddered Small Cap Moderate Buffer ETF	$40
First Trust Multi-Strategy Alternative ETF	$11
FT Raymond James Multicap Growth Equity ETF	$6
FT Vest Laddered Deep Buffer ETF	$596
FT Vest Buffered Allocation Growth ETF	$115
FT Vest Laddered Nasdaq Buffer ETF	$428
FT Vest Laddered Buffer ETF	$3,062
FT Vest Buffered Allocation Defensive ETF	$52
First Trust Income Opportunities ETF	$24
First Trust Low Duration Strategic Focus ETF	$54
First Trust Flexible Municipal High Income ETF	$7
First Trust Multi-Manager Large Growth ETF	$38
First Trust Multi-Manager Small Cap Opportunities ETF	$11
First Trust Expanded Technology ETF	$14
FT Vest Laddered International Moderate Buffer ETF	$18
FT Vest U.S. Equity Moderate Buffer ETF - January	$144
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January	$25
FT Energy Income Partners Enhanced Income ETF	$364
First Trust SkyBridge Crypto Industry and Digital Economy ETF	$62
First Trust Active Factor Large Cap ETF	$169
First Trust Active Factor Mid Cap ETF	$37
First Trust Active Factor Small Cap ETF	$19
FT Vest U.S. Equity Moderate Buffer ETF - February	$137
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February	$18
FT Vest U.S. Equity Moderate Buffer ETF – March	$167
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March	$70
FT Vest U.S. Equity Moderate Buffer ETF – April	$101
First Trust Active Global Quality Income ETF	$23
First Trust Smith Opportunistic Fixed Income ETF	$1,361
First Trust Smith Unconstrained Bond ETF	$1,197
FT Vest U.S. Equity Deep Buffer ETF – April	$116
FT Vest U.S. Equity Deep Buffer ETF – March	$145
FT Vest U.S. Equity Buffer ETF - March	$358
FT Vest International Equity Moderate Buffer ETF – March	$55
FT Vest U.S. Equity Buffer ETF - April	$355

FT Vest U.S. Equity Deep Buffer ETF – December	$141
FT Vest U.S. Equity Buffer ETF – December	$436
FT Vest International Equity Moderate Buffer ETF – December	$31
FT Vest U.S. Equity Deep Buffer ETF – February	$162
FT Vest U.S. Equity Buffer ETF – February	$450
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December	$85
FT Vest U.S. Equity Deep Buffer ETF – January	$140
FT Vest U.S. Equity Buffer ETF – January	$450
FT Vest U.S. Equity Deep Buffer ETF – October	$122
FT Vest U.S. Equity Buffer ETF – October	$365
FT Vest Nasdaq-100® Buffer ETF – March	$177
FT Vest Nasdaq-100® Buffer ETF – December	$212
FT Vest Emerging Markets Buffer ETF – March	$1
FT Vest Nasdaq-100® Conservative Buffer ETF – April	$16
FT Vest Nasdaq-100® Conservative Buffer ETF – October	$14
FT Vest U.S. Equity Buffer & Premium Income ETF – December	$10
FT Vest U.S. Equity Buffer & Premium Income ETF – March	$18
FT Vest Nasdaq-100® Moderate Buffer ETF – February	$17
FT Vest Nasdaq-100® Conservative Buffer ETF – January	$20
FT Vest Emerging Markets Buffer ETF – December	$1
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April	$21
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May	$9
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November	$10
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October	$38
FT Vest U.S. Equity Equal Weight Buffer ETF – March	$3
FT Vest U.S. Equity Max Buffer ETF – March	$52
FT Vest U.S. Equity Max Buffer ETF – November	$8
FT Vest U.S. Equity Max Buffer ETF – October	$9
FT Vest U.S. Equity Moderate Buffer ETF – December	$112
FT Vest U.S. Equity Moderate Buffer ETF – May	$123
FT Vest U.S. Equity Moderate Buffer ETF – November	$97
FT Vest U.S. Equity Moderate Buffer ETF – October	$86
FT Vest U.S. Equity Uncapped Accelerator ETF – October	$17
FT Vest U.S. Small Cap Moderate Buffer ETF – February	$32
FT Vest U.S. Small Cap Moderate Buffer ETF – May	$40
FT Vest U.S. Small Cap Moderate Buffer ETF – November	$51
FT Vest U.S. Equity Max Buffer ETF – December	$15
FT Vest U.S. Equity Equal Weight Buffer ETF – December	$6
FT Vest U.S. Equity Max Buffer ETF – January	$13
FT Vest U.S. Equity Uncapped Accelerator ETF – January	$2
FT Vest U.S. Equity Max Buffer ETF – February	$22
FT Vest U.S. Equity Max Buffer ETF – April	$2

FT Vest U.S. Equity Uncapped Accelerator ETF – April	$3
FT Vest U.S. Equity Buffer ETF – November	$372
FT Vest U.S. Equity Deep Buffer ETF – November	$133
FT Vest U.S. Equity Buffer ETF – May	$398
FT Vest U.S. Equity Deep Buffer ETF – May	$116
FT Vest Nasdaq-100® Moderate Buffer ETF – May	$35
FT Vest U.S. Equity Max Buffer ETF – May	$8
FT Vest Emerging Markets Buffer ETF – June	$1
FT Vest U.S. Equity Buffer ETF - June	$407
FT Vest U.S. Equity Deep Buffer ETF - June	$113
FT Vest U.S. Equity Moderate Buffer ETF - June	$134
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June	$58
FT Vest U.S. Equity Buffer & Premium Income ETF – June	$7
FT Vest Nasdaq-100® Buffer ETF – June	$257
FT Vest International Equity Moderate Buffer ETF – June	$68
FT Vest U.S. Equity Equal Weight Buffer ETF – June	$11
FT Vest U.S. Equity Max Buffer ETF – June	$26
FT Vest Laddered Max Buffer ETF	$4
FT Vest Laddered Enhance & Moderate Buffer ETF	$2
FT Vest U.S. Equity Buffer ETF – July	$456
FT Vest U.S. Equity Deep Buffer ETF – July	$164
FT Vest U.S. Equity Moderate Buffer ETF – July	$240
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July	$19
FT Vest Nasdaq-100® Conservative Buffer ETF – July	$32
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF	$18
FT Vest U.S. Equity Uncapped Accelerator ETF – July	$4
FT Vest Nasdaq-100® Moderate Buffer ETF – November	$14
FT Vest U.S. Equity Max Buffer ETF – July	$12
First Trust Innovation Leaders ETF	$67
First Trust Securitized Plus ETF	$31
FT Vest U.S. Equity Buffer ETF – August	$440
FT Vest U.S. Equity Deep Buffer ETF – August	$142
FT Vest U.S. Equity Moderate Buffer ETF – August	$127
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August	$11
FT Vest Nasdaq-100® Moderate Buffer ETF – August	$24
FT Vest U.S. Small Cap Moderate Buffer ETF – August	$42
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF	$62
FT Vest U.S. Equity Max Buffer ETF – August	$15
FT Confluence BDC & Specialty Finance Income ETF	$17
FT Vest U.S. Equity Buffer ETF – September	$422
FT Vest U.S. Equity Deep Buffer ETF – September	$119
FT Vest U.S. Equity Moderate Buffer ETF – September	$150

FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September	$41
FT Vest U.S. Equity Buffer & Premium Income ETF – September	$24
FT Vest Nasdaq-100® Buffer ETF – September	$179
FT Vest International Equity Moderate Buffer ETF – September	$42
FT Vest U.S. Equity Max Buffer ETF – September	$10
FT Vest U.S. Equity Equal Weight Buffer ETF – September	$9
FT Vest Emerging Markets Buffer ETF – September	$1
FT Vest U.S. Equity Quarterly Max Buffer ETF	$8
FT Vest U.S. Equity Dual Directional Buffer ETF – August	$1
Total	$18,389
First Trust Series Fund
First Trust/Confluence Small Cap Value Fund	$6
First Trust Preferred Securities and Income Fund	$88
First Trust WCM Focused Global Growth Fund	$386
First Trust Managed Municipal Fund	$27
First Trust Short Duration High Income Fund	$29
Total	$536
First Trust Variable Insurance Trust
First Trust Growth Strength™ Portfolio	$13
First Trust Dorsey Wright Tactical Core Portfolio	$22
First Trust Multi Income Allocation Portfolio	$10
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$332
First Trust International Developed Capital Strength® Portfolio	$15
First Trust Capital Strength® Portfolio	$75
First Trust Capital Strength® Hedged Equity Portfolio	$6
Total	$473

Funds	$92,067
FTA	$53,705
FTP	$7,672
TOTAL	$153,444